UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 20, 2017

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 High Point Drive, Building 100, Victor, NY 14564
(Address of principal executive offices)              (Zip Code)

Registrant’s telephone number, including area code   (585) 678-7100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 20, 2017, the Board of Directors of Constellation Brands, Inc. (the “Company”) appointed William A. Newlands, effective January 30, 2017, to the position of Chief Operating Officer of the Company while continuing to serve as an Executive Vice President. Mr. Newlands, age 58, has been an Executive Vice President of the Company since he joined in January 2015. Since January 2016 he has performed the role of President, Wine & Spirits Division and from January 2015 through January 2016 he performed the role of Chief Growth Officer. Mr. Newlands served from October 2011 until August 2014 as Senior Vice President and President, North America of Beam Inc., as Senior Vice President and President, North America of Beam Global Spirits & Wine, Inc. from December 2010 to October 2011 and as Senior Vice President and President, USA of Beam Global Spirits & Wine, Inc. from February 2008 to December 2010. Beam Inc., a producer and seller of branded distilled spirits products, merged with a subsidiary of Suntory Holding Limited, a Japanese company, in 2014. Prior to October 2011, Beam Global Spirits & Wine, Inc. was the spirits operating segment of Fortune Brands, Inc., which was a leading consumer products company that made and sold branded consumer products worldwide in the distilled spirits, home and security, and golf markets.

The Company is party to an existing executive employment arrangement (the “Employment Agreement”) dated January 26, 2015 with Mr. Newlands. The Employment Agreement with Mr. Newlands is substantially similar to the employment agreements which the Company has entered into with other executive officers since 2010, and contains provisions concerning his term of employment, voluntary and involuntary termination, severance payments, and other termination benefits.

The term of Mr. Newlands’ Employment Agreement runs from January 26, 2015 until February 28, 2016, provided that on February 28, 2016, and on each subsequent anniversary thereof, the term shall automatically be extended by the parties for an additional one-year period, until the Company gives Mr. Newlands notice, not less than 180 days prior to February 28, 2016, or an anniversary thereof, of a decision not to extend the Employment Agreement for an additional one-year period.

The Employment Agreement provides for an initial annual base salary level for Mr. Newlands in the amount of $500,000, which may be adjusted upwards by the Human Resources Committee of the Board of Directors of the Company (the “Committee”). Over the course of the intervening period since the initial execution of the Employment Agreement, Mr. Newlands’ base salary was periodically increased when the Committee considered executive compensation arrangements at the Company. The Committee has set Mr. Newlands’ base salary at $750,000 per year, effective January 30, 2017. In the event that the Employment Agreement expires or Mr. Newlands’ employment is terminated by him for a Good Reason Termination (as defined in the Employment Agreement, which includes, among other things, a change in reporting responsibility after three years of employment such that Mr. Newlands reports to someone other than the President and Chief Executive Officer of the Company or the Chairman of the Board of Directors of the Company) or by the Company for any reason other than a For Cause Termination (as defined in the Employment Agreement), the Employment Agreement provides for a cash payment equal to two (2) times his base salary in effect on his termination date and two (2) times the average annual bonus paid to him over the prior three (3) most recently completed fiscal years, as well as an amount equal to the cost of medical and dental coverage for a period of twenty-four (24) months. Mr. Newlands would also receive up to eighteen (18) months of outplacement services under these circumstances.

In addition, the Employment Agreement contains restrictions upon Mr. Newlands’ ability, during and after the period of employment, to use confidential information or trade secrets of the Company, to provide services that are competitive with the Company, and to solicit or induce employees to terminate their employment relationships with the Company.

The preceding description of Mr. Newlands’ Employment Agreement is a summary and is qualified in its entirety by the Employment Agreement filed as Exhibit 10.57 to the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2015, all of which is incorporated herein by reference.

There are no understandings or arrangements between Mr. Newlands and any other person pursuant to which Mr. Newlands was selected to serve as principal operating officer, other than his employment relationship set forth above. Mr. Newlands does not have any relationships requiring disclosure under Item 401(d) of Regulation S-K or any interests requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On January 25, 2017, Constellation issued a news release, a copy of which release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference, announcing certain executive appointments.

References to Constellation’s website in the release do not incorporate by reference the information on such website into this Current Report on Form 8-K and Constellation disclaims any such incorporation by reference. The information in the news release attached as Exhibit 99.1 is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and is not otherwise subject to the liabilities of that section. Such information may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 8.01	Other Events.

On January 25, 2017, the Company announced that Christopher Stenzel will assume the role of Executive Vice President and President, Wine & Spirits Division effective on January 30, 2017. Consequently, Mr. Stenzel will become an executive officer of the Company.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	News release of Constellation Brands, Inc. dated January 25, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2017	CONSTELLATION BRANDS, INC.

	By:	/s/ David Klein
David Klein
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

(1)	UNDERWRITING AGREEMENT

Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

Not Applicable.

(3)	ARTICLES OF INCORPORATION AND BYLAWS

Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

Not Applicable.

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable.

(14)	CODE OF ETHICS

Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR

Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL

Not Applicable.

(24)	POWER OF ATTORNEY

Not Applicable.

(99)	ADDITIONAL EXHIBITS

(99.1)	News release of Constellation Brands, Inc. dated January 25, 2017.

(100)	XBRL-RELATED DOCUMENTS

Not Applicable.

(101)	INTERACTIVE DATA FILE

Not Applicable.

(106)	STATIC POOL PDF

Not Applicable.